                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ] CONFIDENTIAL, FOR USE OF THE
                                      COMMISSION ONLY (AS PERMITTED BY
                                      RULE 14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 Gynecare, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   Registrant
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

             -----------------------------------

        (2)  Aggregate number of securities to which transaction applies:

             -----------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------

        (4)  Proposed maximum aggregate value of transaction:

             -----------------------------------

        (5)  Total fee paid:

             -----------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:  N/A
          (2) Form, Schedule or Registration Statement No.:  N/A
          (3) Filing Party:  N/A
          (4) Date Filed:  N/A

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS




TO THE STOCKHOLDERS OF GYNECARE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gynecare, Inc., a Delaware corporation (the "Company"), will be held on May 28, 1997 at 9:30 a.m., local time, at the offices of the Company, 235 Constitution Drive, Menlo Park, CA 94025 (telephone (415) 614-2500), for the following purposes:

    1. To elect two Class II directors to serve for three-year terms and until their successors are elected;

    2. To approve an amendment to the 1994 Stock Plan to increase the aggregate maximum number of shares of Common Stock of the Company issuable thereunder by 700,000 shares to a total of 1,884,210 shares;

    3. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent accountants of the Company for the fiscal year ending December 31, 1997; and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 1, 1997 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

All stockholders are cordially invited to attend the meeting in person.
HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously return your proxy card.


                                      Sincerely,


                                       /s/ Malcolm M. Farnsworth, Jr.

                                      Malcolm M. Farnsworth, Jr.
                                      Vice President, Chief Financial Officer
                                      and Secretary

Menlo Park, California
April 25, 1997

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

The enclosed proxy is solicited on behalf of Gynecare, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders
(the "Annual Meeting") to be held on Wednesday, May 28, 1997 at 9:30 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company, 235 Constitution Drive, Menlo Park, CA 94025. The telephone number at that address is (415) 614-2500.

These proxy solicitation materials were mailed on or about April 25, 1997 to all stockholders entitled to vote at the meeting.

RECORD DATE AND OUTSTANDING SHARES

Stockholders of record at the close of business on April 1, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

At the Record Date, 8,297,701 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding. The only persons known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock as of the Record Date were Origin Medsystems, Inc., Mayfield Fund, Delphi Ventures and New Enterprise Associates. See "ELECTION OF DIRECTORS - Security Ownership."

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the Annual Meeting by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.


VOTING AND SOLICITATION

The cost of this solicitation will be borne by the Company. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders must be received by the Company no later than December 27, 1997 in order to be considered for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                               PROPOSAL ONE
                           ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

Pursuant to the Company's Certificate of Incorporation, the Company's Board of Directors currently consists of seven persons, divided into three classes serving staggered terms of three years. Currently there are three directors in Class I and two directors each in Class II and Class III. Two Class II directors are to be elected at the Annual Meeting. The Class III and Class I directors will be elected at the Company's 1998 and 1999 Annual Meetings of Stockholders, respectively. The two directors elected at the Annual Meeting will serve for three-year terms and until their successors have been duly elected and qualified.

The names of the nominees for election to the Board of Directors at the Annual Meeting, their ages as of the Record Date and certain information about them are set forth below.

NOMINEE                           AGE   PRINCIPAL OCCUPATION    DIRECTOR SINCE
-------                           ---   --------------------    --------------
A. Lad Burgin, Ph.D. ........     51    President and Chief     March 1997
                                        Executive Officer
                                        of HRMG, Inc.

A. Grant Heidrich (1)........     44    General Partner,        March 1994
                                        Mayfield Fund
____________________
(1)  Member of Audit Committee

In the event that either of such persons becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that either of the nominees will be unavailable to serve.

Except as set forth below, either of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

DR. BURGIN has been a Director of the Company since March 1997. Dr. Burgin also served as President and Chief Executive Officer of the Company from July 1996 until April 1997. Dr. Burgin has twenty-seven years of experience as a business executive and consultant. Since September 1988, Dr. Burgin served as President and Chief Executive Officer of HRMG, Inc., a management consulting firm specializing in assisting clients to achieve competitive advantage by building and sustaining high performance organizations. Prior to joining HRMG, Dr. Burgin served for ten years with Transamerica Life Companies as President and Chief Executive Officer of its Employee Benefits Division and Vice President of Human Resources with Transamerica Corporation. Dr. Burgin is a graduate of Ohio State University from which he holds B.S., MBA and Ph.D. degrees.

MR. HEIDRICH has been a Director of the Company since March 1994 and has been a general partner of The Mayfield Fund, a venture capital firm, since 1983. Mr. Heidrich is a director of Millenium Pharmaceuticals, Inc., which produces therapeutic products for the treatment of human disease. He received an M.B.A. from Columbia University and a B.A. from Stanford University.

Director David L. Douglass has determined to retire from the Board of Directors of the Company effective as of the Annual Meeting. Dr. Burgin was appointed to the Board in March 1997 and has been nominated by the Company to stand for re-election at the Annual Meeting.

The names of the directors whose terms of office continue after the Annual Meeting and who are not being reelected at the Annual Meeting, their ages as of the Record Date and certain information about them are set forth below:

                                                                     DIRECTOR        TERM
     INCUMBENT DIRECTOR          AGE     PRINCIPAL OCCUPATION         SINCE         EXPIRES
---------------------------      ---  --------------------------    ----------      -------
Class I:

Elizabeth B. Connell, M.D.       71   Professor of Gynecology         December        1999
                                      and Obstetrics, Emory             1994
                                      University School of
                                      Medicine

Alan Levy, Ph.D.                 59   President and Chief            March 1995       1999
                                      Executive Officer,
                                      Heartstream, Inc.

Mary Lake Polan, M.D., Ph.D.     53   Chairperson of                 June 1995        1999
                                      Department of Gynecology
                                      and Obstetrics, Stanford
                                      University School of
                                      Medicine

Class III:

Roseanne Hirsch                  49   President and Chief           April 1997        1998
                                      Executive Officer of the
                                      Company

F. Thomas Watkins, III           44   Vice President, Guidant         August          1998
                                      Corporation                      1995


DR. CONNELL has been a Director of the Company since December 1994 and has been a professor of Gynecology and Obstetrics at Emory University School of Medicine since 1981. She has served as a Chairperson of the FDA Obstetrics and Gynecology Devices Panel from 1988 to 1992; as a member of the FDA Panel on Review of Obstetrical and Gynecological Devices Panel from 1988 to 1992; as a member of the FDA Panel on Review of Obstetrical and Gynecological Devices from 1976 to 1979; and as a member of the FDA Obstetrics and Gynecology Advisory Committee from 1970 to 1978. Dr. Connell is a director of UroMed Corp., a medical device company. Dr. Connell received her M.D. from the University of Pennsylvania.

DR. LEVY has been a Director of the Company since March 1995. Since November 1993, Dr. Levy has been President, Chief Executive Officer and a director of Heartstream, Inc., a company that develops, manufacturers and markets devices for performing external cardiac defibrillation. From 1989 to 1993, he was President of Heart Technology, Inc., a manufacturer of atherosclerosis treatment devices. Before joining Heart Technology, Dr. Levy was Vice President of Research and New Product Development and a member of the board of the Ethicon division of Johnson & Johnson. Dr. Levy received his Ph.D. in Organic Chemistry from Purdue University.

DR. POLAN has been a Director of the Company since June 1995 and was a member of the Company's Medical Advisory Board from May 1994 to June 1995. She is a Chairperson of the Department of Gynecology and Obstetrics at Stanford University School of Medicine, which she joined in 1990. In 1991, Dr. Polan served as Co-chair of the Task Force on Opportunities for Women's Health of the National Institutes of Health. She has been a member of the National Academy of Sciences since 1992, where she served on the Board of Health Sciences Policy. Dr. Polan is also a director of Quidel Corporation, American Home Products Corporation and Metra Biosystems, Inc. Dr. Polan received her M.D. from Yale University School of Medicine, where she also received a doctorate degree in biophysics and biochemistry.

MS. HIRSCH has been a director, President and Chief Executive Officer of the Company since April 1997. From February 1995 to April 1997, she was President and Chief Executive Officer of Luxar Corporation, a manufacturer of laser surgery tools for cosmetic, medical and dental applications. From 1992 to 1995, Ms. Hirsch served as Vice-President and General Manager of the HemoTec-Cardiac Surgery Division of Medtronic, Inc., and from 1990 to 1992 she was Director, Custom Products for the Cardiopulmonary Group of Medtronic, Inc. Prior to that, Ms. Hirsch held various executive and management positions with I-Flow Corporation, Applied Plastics Technology, Inc.,
Phasecom and American Hospital Supply Corporation. She received an M.S. in Systems Management from the University of Southern California.

MR. WATKINS has been a Director of the Company since August 1995. Since May 1995, he has served as a Vice President of Guidant Corporation and President of its subsidiary, Origin. Mr. Watkins served as President of another Guidant subsidiary, Heart Rhythm Technologies, from May 1995 through September 1995. From July 1989 to May 1995, Mr. Watkins held various senior management positions with Origin. Prior to that, he served in management positions in several start-up companies, including Microgenics Corporation, and was a consultant with the international consulting firm of McKinsey & Company, Inc. He received an M.B.A. degree from Harvard University.

BOARD MEETINGS AND COMMITTEES

During fiscal 1996, the Board of Directors held seven meetings. The committees of the Board of Directors include an Audit Committee and a Compensation Committee. There is no nominating committee or committee performing the function of a nominating committee.

The Audit Committee held 1 meeting in fiscal 1996 and currently consists of directors Mr. Burgin and Mr. Heidrich. The functions of the Audit Committee include recommending appointment of the Company's independent auditors to the Board of Directors and reviewing (i) the scope of the independent auditors' annual audit and their compensation, (ii) the general policies and procedures of the Company with respect to internal auditing, accounting and financial controls and (iii) any change in accounting principles, significant audit adjustments proposed by the auditors and any recommendations that the auditors may have with respect to policies and procedures.

The Compensation Committee held 1 meeting in fiscal 1996 and currently consists of directors Elizabeth B. Connell, M.D., Alan Levy, Ph.D., and F. Thomas Watkins, III. The Compensation Committee monitors the nature and levels of compensation paid by the Company to its executive personnel.

During fiscal 1996 (or such portion of fiscal 1996 during which a director served as a member of the Board of Directors), no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served.

RECOMMENDATION

The Board of Directors recommends that stockholders vote "FOR" each of the Company's nominees for director.

VOTE REQUIRED

The two nominees receiving the highest number of affirmative votes of the shares entitled to be voted for him or her shall be elected as directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date of (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director, (iii) each executive officer of the Company named in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

                                                                SHARES OF COMMON STOCK
                                                                 BENEFICIALLY OWNED(1)
                                                           --------------------------------

           NAME OF BENEFICIAL OWNER                         NUMBER         PERCENT OF TOTAL
---------------------------------------------------------  ---------       ----------------
Entities affiliated with Guidant Corporation(2)..........  2,528,276             30.4%
   F. Thomas Watkins III
   135 Constitution Drive
   Menlo Park, CA  94025

Entities affiliated with Mayfield Fund(3)................  1,357,938             16.3%
   A. Grant Heidrich
   2800 Sand Hill Road, Suite 200
   Menlo Park, CA  94025

Entities affiliated with Delphi Ventures(4)..............    792,468             9.5%
   3000 Sand Hill Road
   Building 1, Suite 135
   Menlo Park, CA  94025

New Enterprise Associates................................    640,962             7.7%
   Suite 1025, Russ Building
   235 Montgomery Street
   San Francisco, CA  94104

Roseanne Hirsch(5).......................................     50,000               *

Steve Adams(6)...........................................     66,414               *

Malcolm M. Farnsworth, Jr.(7)............................     97,916             1.2%

Augustine Y. Lien(8).....................................     57,872               *

Milton McColl, M.D. .....................................     50,805               *

Vahid Saadat(9)..........................................     32,203               *

A. Lad Burgin(10)........................................     20,000               *

Elizabeth B. Connell, M.D.(11)...........................      9,573               *

Alan Levy, Ph.D.(12).....................................      9,244               *

Mary Lake Polan, M.D., Ph.D.(12).........................      9,244               *

William M. Hunter(13)....................................    107,373             1.3%

All directors and executive officers as a group..........  5,830,288            69.7%
(13 persons)(14)

______________________
*    Less than 1%.

(1) Except pursuant to applicable community property laws or as indicated in the footnotes to this table, to the Company's knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(2) Includes (i) options to purchase 7,928 shares exercisable within sixty days of April 1, 1997 and (ii) 2,520,348 shares held by Origin Medsystems, Inc., a wholly owned subsidiary of Guidant Corporation for which Mr. Watkins disclaims beneficial ownership.

(3) Includes (i) 67,476 shares held by Mayfield Associates Fund II of which Mr. Heidrich is general partner, (ii) options to purchase 3,125 shares held by Mr. Heidrich, (iii) options to purchase 5,263 shares held by Mayfield Associates Fund II and (iv) 1,282,074 shares held by Mayfield
      VII. Mr. Heidrich is general partner of Mayfield VII Management Partners, which is the general partner of Mayfield VII. Mr. Heidrich disclaims beneficial ownership of these shares except to the pecuniary interest he will derive from these shares.

(4) Includes (i) 4,631 shares held by David Douglass, a former director of the Company, (ii) options to purchase 3,542 shares held by Mr. Douglass, (iii) 3,993 shares held by Delphi Investments II, L.P., and
      (iv) 780,302 shares held by Delphi Ventures II, L.P. Delphi Management Partners II is the general partner of Delphi Investments and Delphi Ventures II and Mr. Douglass is a general partner of Delphi Management Partners II.

(5) Ms. Hirsch was appointed President and Chief Executive Officer of the Company effective April 21, 1997. Constitutes options exercisable within sixty days of April 1, 1997.

(6) Includes options to purchase 625 shares exercisable within sixty days of April 1, 1997.

(7) Includes options to purchase 417 shares exercisable within sixty days of April 1, 1997.

(8) Includes options to purchase 768 shares exercisable within sixty days of April 1, 1997.

(9) Includes options to purchase 625 shares exercisable within sixty days of April 1, 1997.

(10) Constitutes options to purchase 20,000 shares exercisable within sixty days of April 1, 1997.

(11) Constitutes options to purchase 9,573 shares exercisable within sixty days of April 1, 1997.

(12) Constitutes options to purchase 9,244 shares exercisable within sixty days of April 1, 1997.

(13) Constitutes shares acquired upon exercise of options on August 8, 1996. Mr. Hunter resigned from his position as President and Chief Executive Officer of the Company on July 11, 1996.

(14) Includes options to purchase 65,091 shares exercisable within sixty days of April 1, 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the fiscal year ended December 31, 1996, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements.

DIRECTOR COMPENSATION; 1995 DIRECTOR OPTION PLAN

For their services as directors of the Company, all non-employee members of the Board receive a fee of $1,000 per meeting plus travel expenses for attending Board of Directors meetings. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

The Company's 1995 Director Option Plan (the "Director Plan") was adopted by the Board of Directors and approved by the stockholders of the Company in October 1995. A total of 100,000 shares of Common Stock have been authorized for issuance under the Director Plan. Under the Director Plan, each non-employee director was, and any additional non-employee directors who are elected will be, granted a nonstatutory option to purchase 10,000 shares of Common Stock on the date on which such person first becomes a director. On the first business day of each year, each non-employee director automatically receives an additional nonstatutory option to purchase 2,500 shares of Common Stock. Each initial option grant under the Director Plan vests on a cumulative monthly basis over a three-year period, and each subsequent annual option grant vests on a cumulative monthly basis over one year. In the event of a change in control of the Company, including a merger or sale of substantially all of the Company's assets, outstanding options must be assumed by any successor corporation, or they will become fully vested and exercisable. The exercise price of each of these options is equal to the fair market value of the Common Stock on the date of grant. All such options will expire ten years from the date of grant unless terminated sooner pursuant to the provisions of the Director Plan. The Director Plan expires in October 2005.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid by the Company for services rendered during fiscal 1996 by the former Chief Executive Officers of the Company, and each of the four additional executive officers of the Company whose total compensation in fiscal 1996 equaled or exceeded $100,000 (collectively, the "Named Executive Officers").

                        SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                   ANNUAL COMPENSATION              AWARDS
                                               ----------------------------     ------------
                                                                                 SECURITIES
               NAME AND                                                          UNDERLYING
         PRINCIPAL POSITION                    YEAR    SALARY      BONUS         OPTIONS(#)
---------------------------------------------  ----   --------  ------------    ------------
A. Lad Burgin(1).............................  1996   $150,000       --           15,000
                                               1995      --          --             --

William M. Hunter(2).........................  1996   $164,689       --             --
                                               1995    160,000       --             --

Steve Adams..................................  1996   $150,000   $17,296            --
Vice President of International Sales          1995    125,000       --           60,526

Malcolm M. Farnsworth, Jr. ..................  1996   $128,400       --             --
Vice President and Chief Financial Officer     1995    120,000       --          107,894

Augustine Y. Lien...........................   1996   $124,900       --             --
Vice President of Operations                   1995    120,000       --           57,104

Vahid Saadat................................   1996   $114,400    $31,580           --
Vice President of Research and Development     1995    110,000       --           63,158

______________________

(1) Dr. Burgin served as President and Chief Executive Officer of the Company from July 1996 to April 1997. Effective as of April 21, 1997, Roseanne Hirsch was appointed as President and Chief Executive Officer and a director of the Company.

(2) Mr. Hunter resigned from his position as President and Chief Executive Officer of the Company on July 11, 1996.

                        OPTION GRANTS IN FISCAL 1996

The following table sets forth information as to the options granted to the Named Executive Officers during the fiscal year ended December 31, 1996.

                  NUMBER OF       % OF TOTAL
                 SECURITIES         OPTIONS
                 UNDERLYING       GRANTED TO     EXERCISE PRICE
                  OPTIONS        EMPLOYEES IN       PER SHARE       EXPIRATION
         NAME   GRANTED(#)(1)     FISCAL YEAR          ($)             DATE
         ----   -------------    ------------   ----------------   -----------
A. Lad Burgin       7,500              4%             $5.375         07/18/06
                    7,500              4%             $7.00          11/21/06

________________
(1)  All options were granted under the Company's 1994 Stock Plan.
     Such options have an exercise price equal to the fair market value of the Common Stock on the date of grant.

    AGGREGATE STOCK OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END VALUES

The following table sets forth information as to the option exercises and holdings of the Named Executive Officers during the fiscal year ended December 31, 1996.



                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                             SHARES                 OPTIONS AT DECEMBER 31, 1996       DECEMBER 31, 1996(1)
                           ACQUIRED ON   VALUE      ----------------------------    ---------------------------
      NAME                   EXERCISE   REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------     ----------- ---------    -----------    -------------    -----------   -------------
A. Lad Burgin                     --          --       10,000          5,000         $9,688          $2,500
William M. Hunter(2)          23,000    $198,260           --             --             --              --
                             107,373    $455,798

________________
(1) Calculated by determining the difference between the closing price as reported on the Nasdaq National Market of the Common Stock on December 31, 1996, the last day of trading for 1996, underlying the options and the exercise price.

(2) William Hunter resigned from his position as President and Chief Executive Officer of the Company on July 11, 1996. In accordance with the terms of a Settlement Agreement and Mutual Release between the Company and Mr.
     Hunter, the vesting on a portion of Mr. Hunter's options was accelerated such that a total of 107,373 shares were exercisable as of the date of his termination.

CERTAIN TRANSACTIONS

In May 1995, the Company sold 1,178,366 shares of Series C Preferred Stock at a purchase price of $7.96 per share. Origin Medsystems, Inc., Mayfield Fund, Delphi Ventures and New Enterprise Associates, all of which are greater than 5% stockholders of the Company, purchased 125,612, 628,060, 62,805 and 125,612 shares respectively, of Series C Preferred Stock. In July 1995, the Company sold an additional 5,262 shares of Series C Preferred Stock to Steve Adams, an executive officer of the Company, at a purchase price of $7.96 per share. Each share of the Series C Preferred Stock, automatically converted into one share of Common Stock upon the closing the Company's initial public offering.

Such holders have rights to demand registration under the Securities Act of 1933 of shares of Common Stock issued upon conversion of shares of Preferred Stock previously held by them (including Common Stock issuable upon conversion of Series A Preferred Stock and Series B Preferred Stock previously held by them and converted into Common Stock) on two occasions beginning in November 1996. In addition, in the event the Company proposes to register any of its securities under the Securities Act, such persons will have rights, subject to certain exceptions and limitations, to have shares of such Common Stock included in such registration statement.

Origin is a wholly-owned subsidiary of Guidant Corporation ("Guidant"), a publicly traded medical device company. F. Thomas Watkins, III, a Director of the Company, is the President of Origin and a Vice President of Guidant. On March 25, 1994, the Company and Origin entered into a Management Services Agreement. Under the agreement, Origin provides office space, utilities, telephone service, maintenance and security services at hourly rates, payable monthly. Payments to Origin under this agreement for the fiscal year ended December 31, 1995 were approximately $1,089,000. The agreement terminated on December 31, 1995.

On January 1, 1995, the Company and Origin entered into a Supply Agreement under which Origin manufactures the Company's disposable balloon catheter. For the fiscal year ended December 31, 1995, the Company paid Origin approximately $410,000 for the product supplied under the agreement. The Agreement was terminated in December 1995 as the Company began manufacturing its disposable balloon catheter in its new facility.

In June 1995, the Company and Origin Canada entered into an agreement whereby Origin Canada obtained exclusive rights to market the Company's products in Canada. Sales to Origin Canada for the fiscal year ended December 31, 1996 totaled approximately $119,000.

In October 1995, the Company and Origin entered into an Assignment Agreement pursuant to which Origin assigned to the Company an issued United States patent and rights to certain foreign applications in consideration for approximately $45,000. This royalty-bearing agreement covers potential future modifications to the Uterine Balloon Therapy system. Additionally, pursuant to such agreement, the Company granted to Origin a non-exclusive, royalty-free license under such patent for use in fields other than gynecology.

                                 PROPOSAL TWO

                          APPROVAL OF AN AMENDMENT TO
                                1994 STOCK PLAN

GENERAL

The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1994 Stock Plan (the "Plan") and have reserved an aggregate of 1,184,210 shares of the Common Stock of the Company for issuance thereunder. Subject to stockholder approval at the Annual Meeting, the Board of Directors has approved an amendment to the Plan (the "Amendment") in order to increase the number of shares reserved for issuance thereunder by 700,000 shares to a total of 1,884,210 shares.

BACKGROUND AND REASONS FOR THE AMENDMENT

The Company relies on the shares reserved under the Plan in order to attract and retain key employees. In particular, the Company recently hired a new President and Chief Executive Officer, Roseanne Hirsch. Ms. Hirsch has been granted stock options to purchase an aggregate of 450,000 shares of Common Stock, which become exercisable at various times in accordance with the terms of her options and which grants are subject to stockholder approval at this meeting. Because this grant, as well as other grants necessary to attract and retain key employees would exceed the number of shares issuable under the Plan, the Company is requesting that stockholders approve the increase in the shares issuable under the Plan. In the event that the stockholders do not approve the Amendment, the grants to Ms. Hirsch shall not be effective.

The closing price of the Company's Common Stock as quoted on the Nasdaq National Market on April 1, 1997 was $5.75 per share.

A description of the principal features of the Plan, as amended, is set forth below.

ADMINISTRATION

The Plan provides that it shall be administered by the Company's Board of Directors or by a committee or committees of the Board. Administration of the Plan with respect to officers and directors of the Company must be done in a manner permitted by the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto ("Rule 16b-3"), with respect to grants to such persons under a plan intended to qualify as a discretionary plan under Rule 16b-3. The Board or its committee is responsible for interpreting all provisions of the Plan and of the option agreements issued thereunder. Any such determination is final and binding on the optionee. The Plan is currently being administered by the Compensation Committee of the Board.

ELIGIBILITY

The Plan provides that incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees only and that nonstatutory options and stock purchase rights may be granted to employees and consultants. The Board of Directors or its committee selects the participants and determines the number of shares to be subject to each option or purchase right. As of April 1, 1997, approximately 45 employees were eligible to participate in the Plan. The Plan provides that no employee of the Company may be granted in any fiscal year options to purchase more than 500,000 shares of Common Stock. This provision is intended to preserve the Company's ability to deduct from its taxable income compensation to executive officers under the Plan.

TERMS OF OPTIONS

The terms and conditions of options granted under the Plan, including the exercise price, exercisability and term thereof, are determined by the Board or its committee. However, the exercise price in the case of incentive stock options may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% of the fair market value on the date of grant in the case of any incentive stock option granted to a holder of 10% or more of the Company's outstanding securities) or less than 85% of such fair market value (110% of the fair market value in the case of any nonstatutory option granted of 10% or more of the Company's outstanding securities) in the case of nonstatutory stock options.

If optionee's employment or consulting relationship with the Company terminates for reasons other than death or disability, the option shall be exercisable for 30 days after such termination, but only to the extent vested at the time of termination. If the optionee's employment or consulting relationship terminates due to total and permanent disability, the option may be exercised for six months after such disability, but only to the extent vested at the time of termination. If the optionee dies, the option may be exercised at any time within twelve months of the date of death.

NONTRANSFERABILITY

All options and stock purchase rights granted under the Plan are nontransferable other than by will or the laws of descent and distribution.

PAYMENT UPON EXERCISE OF OPTIONS

The Plan allows for payment by an optionee upon exercise of an option by cash, check, promissory note, other shares of Common Stock of the Company with aggregate fair market value equal to the aggregate exercise price, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price (a "cashless exercise") or any combination thereof, all as determined by the Board or its committee. While the Plan authorizes all of these forms of consideration, the option agreement may limit the acceptable forms of payment, as determined by the Board or its committee in its discretion.

CAPITALIZATION CHANGES; DISSOLUTION; MERGER, CHANGE IN CONTROL

In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of shares of the Company's Common Stock outstanding without receipt of consideration, appropriate adjustment will be made in the exercise price of, and the number of shares subject to, all outstanding options, and appropriate adjustment will be made in the total number of shares reserved for issuance under the Plan.

The Plan provides that, in the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action.

In the event of a merger of the Company with or into another corporation, all outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation or a parent or subsidiary thereof. In the event that the option is not assumed or substituted, the options will terminate as of the date of the closing of the merger.

AMENDMENT AND TERMINATION

The Board of Directors or its committee may amend or terminate the Plan at any time without stockholder approval; provided, however, that stockholder approval of amendments shall be obtained to the extent necessary and desirable to comply with any applicable law, including Section 422 of the Code and Rule 16b-3. No amendment to the Plan may unilaterally alter or impair any option or stock purchase plan previously granted without the consent of the holder. The Plan will terminate by its terms in March 2004.

FEDERAL TAX INFORMATION

An optionee who is granted an incentive stock option as defined in Section 422 of the Code will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon sale or exchange of the shares at least two years after the grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of the sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares.

Unless the Board or its committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option at the original price paid by the purchaser, exercisable upon the termination of the purchaser's employment or consulting relationship for any reason. The purchase price for shares repurchased by the Company pursuant to the restricted stock purchase agreement may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or its committee may determine.

A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of share in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

STOCK PURCHASE RIGHTS

The Plan permits the Company to grant stock purchase rights, which allow the offeree the opportunity to purchase, during a specified period of time not exceeding 30 days, Common Stock of the Company on the terms specified by the Board or its committee. The Board or its committee notifies the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed 30 days from the date upon which the Board or its committee made the determination to grant the Purchase Right). Offers may be accepted by execution of a restricted stock purchase agreement between the Company and the offeree and payment of the purchase price.

Stock Purchase Rights will generally be taxed in the same manner as nonstatutory stock options. The Company has never granted any Stock Purchase Rights under the Plan.

PARTICIPATION IN THE PLAN

The grant of options and stock purchase rights, under the Plan to employees, including the Named Executive Officers, is subject to the discretion of the Board or its committee. As of the date of this proxy statement, there has been no determination by the Board or its committee with respect to future awards under the Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the Plan. The following table sets forth information with respect to the grant of options to the Named Executive Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:

                              AMENDED PLAN BENEFITS
                                 1994 STOCK PLAN

                                       NUMBER OF
       NAME OF INDIVIDUAL           SHARES UNDERLYING
OR IDENTITY OF GROUP AND POSITION   OPTIONS GRANTED (#)   EXERCISE PRICE ($/SH)
---------------------------------   -------------------   ---------------------
A. Lad Burgin                             7,500                   $5.375
                                          7,500                    $7.00

All current executive                    15,000               $5.375 - $7.00
officers as a group (6 persons)

All other employees as a group          134,200               $5.375 - $10.125


RECOMMENDATION

The Board of Directors recommends that the shareholders vote "FOR" the Amendment to the Plan.


                             PROPOSAL THREE
          RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Coopers & Lybrand LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. If the stockholders do not ratify the appointment of Coopers & Lybrand LLP, the selection of independent auditors
will be reconsidered by the Board of Directors.   Representatives of Coopers
& Lybrand LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

RECOMMENDATION

The Board of Directors has unanimously approved the appointment of Coopers & Lybrand LLP as the Company's independent auditors for fiscal 1997 and recommends that the stockholders vote "FOR" this proposal.

                                 OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


Dated:  April 25, 1997

                                    GYNECARE, INC.

                                   1994 STOCK PLAN


    1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b)  "BOARD" means the Board of Directors of the Company.

         (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

         (e)  "COMMON STOCK" means the Common Stock of the Company.

         (f)  "COMPANY" means Gynecare, Inc., a California corporation.

         (g) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not. If and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (h) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option, or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

         (i)  "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (j) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, or if the Board determines that the trading volume on such established market is so low that the trading prices do not fairly represent the value of the stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (p)  "OPTION" means a stock option granted pursuant to the Plan.

         (q) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

         (r) "OPTIONEE" means an Employee or Consultant who receives an Option or Stock Purchase Right.

         (s) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (t)  "PLAN" means this 1994 Stock Plan.

         (u) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

         (v) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

         (w) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 below.

         (x) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,884,210 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

    4.   ADMINISTRATION OF THE PLAN.

         (a) INITIAL PLAN PROCEDURE. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

         (b) PLAN PROCEDURE AFTER THE DATE, IF ANY, UPON WHICH THE COMPANY BECOMES SUBJECT TO THE EXCHANGE ACT.

              (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

              (ii) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

              (iii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

              (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

              (v)   to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

              (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

              (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (d) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

    5.   ELIGIBILITY.

         (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

         (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment relationship at any time, with or without cause.

         (e)  The following limitations shall apply to grants of Options to
Officers:

              (i) No Officer shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares, provided that a newly-hired Officer may in addition receive a one-time grant of up to 500,000 Shares upon acceptance of employment with the Company; and

              (ii) Over the remaining term of the Plan, no Officer shall be granted Options to purchase more than 2,000,000 Shares.

    The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12(a).

    The limitations set forth in this Section 5(e) are intended to satisfy the requirements applicable to Options intended to qualify as "performance-based compensation" (within the meaning of Section 162(m) of the Code). In the event the Administrator determines that such limitations are not required to qualify Options as performance-based compensation, the Administrator may modify or eliminate such limitations.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

    7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

    8.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

              (i)  In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option

                   (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                   (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    9.   EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such

Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 6 above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e) (3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    11.  STOCK PURCHASE RIGHTS.

         (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The price to be paid shall be at least (1) 85% of the fair market value at the time the person is granted the right to purchase shares under the Plan or the purchase is consummated or (2) 100% of the fair market value at either of such times if the person who is granted the stock purchase right owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or subsidiary corporations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

         (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but at a minimum rate of 20% per year.

         (c) OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

         (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

    12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclas-sification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

         (c) MERGER. In the event of a merger of the Company with or into another corporation, the Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchase Right shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

    13. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

    14.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASDAQ or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    17. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

    18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

    19. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

PROXY                            GYNECARE, INC.

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                     SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Roseanne Hirsch and Malcolm M. Farnsworth, Jr., and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock to Gynecare, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at the offices of the Company located at 235 Constitution Drive, Menlo Park, California 94025 (telephone (415) 614-2500) on Wednesday, May 28, 1997 at 9:30 a.m. Pacific Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated April 25, 1997 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's Annual Report for the year ended December 31, 1996 and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

      /X/  PLEASE MARK
           VOTES AS IN
           THIS EXAMPLE

1.   ELECTION OF TWO CLASS II DIRECTORS

Nominees:

                             FOR            WITHHELD
A. Lad Burgin                / /              / /

A. Grant Heidrich            / /              / /

MARK HERE IF
YOU PLAN TO                  / /
ATTEND THE MEETING

MARK HERE
FOR ADDRESS                  / /
CHANGE AND
NOTE BELOW

2.   PROPOSAL TO APPROVE AN AMENDMENT TO          FOR      AGAINST    ABSTAIN
     THE COMPANY'S 1994 STOCK PLAN TO INCREASE    / /        / /        / /
     THE AGGREGATE MAXIMUM NUMBER OF SHARES
     OF COMMON STOCK BY 700,000 ISSUABLE
     THEREUNDER TO 1,884,210 SHARES.

3.   PROPOSAL TO RATIFY THE APPOINTMENT OF        FOR      AGAINST    ABSTAIN
     COOPERS & LYBRAND LLP AS THE COMPANY'S       / /        / /        / /
     INDEPENDENT ACCOUNTANTS FOR THE FISCAL
     YEAR ENDING DECEMBER 31, 1997.

     AND, IN THEIR DISCRETION, UPON SUCH OTHER
     MATTERS WHICH MAY PROPERLY COME BEFORE THE
     ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF.


Sign exactly as your name(s) appears on your stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If stock is registered in two names, both should sign.

Signature: _______________________________________ Date:____________________

Signature: _______________________________________ Date:____________________

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.